SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  February 26, 2015

Vertical Computer Systems, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-28685	65-0393635
(Commission File Number)	(I.R.S. Employer Identification No.)

101 West Renner Road, Suite 300 Richardson, Texas	75082
(Address of Principal Executive Offices)	(Zip Code)

(972) 437-5200
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On February 27, 2015, Vertical Computer Systems, Inc. (the “Company”) filed a Certificate of Amendment of Certificate of Incorporation (the “Amended Certificate of Incorporation”) with the Secretary of State of the State of Delaware to increase the number of authorized shares of Common Stock to 2,000,000,000. The Amended Certificate of Incorporation became effective immediately upon filing. The full text of the Amended Certificate of Incorporation is filed as Exhibit 3.1.

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Annual Meeting of Stockholders

The 2015 Annual Meeting of the stockholders of Vertical Computer Systems, Inc. was held on February 25, 2015, in Richardson, Texas. Stockholders representing 890,462,180 shares, or approximately 87% of the common stock and common stock equivalents (Series A Preferred Stock) as of the January 5, 2015 record date were present in person or were represented at the meeting by proxy, which constituted a quorum to conduct business at the meeting. Final voting results are shown below. Each matter was determined by a majority of votes cast, except that the advisory approval of executive compensation was a non-binding proposal and the preference of the stockholders was determined by the choice receiving the greatest number of votes.

Proposal 1	Elect two Directors to serve until the next Annual Meeting of Shareholders and until their successors are dully elected

		FOR		WITHHELD	BROKER NON-VOTES

	Richard S. Wade	347,933,815		40,087,781	502,440,584
	William K. Mills	338,642,158		49,379,438	502,440,584

Proposal 2	Amend the Certificate of Incorporation to increase the authorized shares of Common Stock from 1,000,000,000 to 2,000,000,000.

		FOR	AGAINST	ABSTAIN

		739,151,028	144,297,020	7,014,132

Proposal 3	Approve on an advisory basis the compensation of the Company’s Named Executive Officers.

		FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

		303,457,969	58,546,486	26,017,141	502,440,584

Proposal 4	Approve on an advisory basis the frequency of say-on-pay votes.

		ONE YEAR	TWO YEARS	THREE YEARS	BROKER NON-VOTES

		140,417,779	6,246,748	230,224,393	513,571,360

Proposal 5	Ratify Malone & Bailey, LLP as the independent registered public accountant for the year ended December 31, 2014.

		FOR	AGAINST	ABSTAIN

		828,388,730	56,936,077	5,137,373

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.

Exhibit Number	Description

3.1	Certificate of Amendment of Certificate of Incorporation of Vertical Computer Systems, Inc., filed with the Secretary of State of the State of Delaware on February 27, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vertical Computer Systems, Inc.
(Registrant)

Date: February 27, 2015	By: /s/ Richard Wade
Richard Wade
President/CEO

EXHIBIT INDEX

Exhibit Number	Description
3.1	Certificate of Amendment of Certificate of Incorporation of Vertical Computer Systems, Inc., filed with the Secretary of State of the State of Delaware on February 27, 2015.